                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                            OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement                [ ]   Confidential, For Use of the
[X]      Definitive Proxy Statement                      Commission Only (as permitted by
[ ]     Definitive Additional Materials                  Rule 14a-6(e)(2))
[ ]     Soliciting Material Pursuant to Rule
          14a-11(c) or Rule 14a-12


                            Western Asset Trust, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No Fee Required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

                 -------------------------------------------------------

        2)       Aggregate number of securities to which transaction applies:

                 -------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------

         5)       Total Fee Paid:

                  -------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------

                            WESTERN ASSET TRUST, INC.
                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO
                               ------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
WESTERN ASSET TRUST, INC.
Core Portfolio
Intermediate Portfolio
Limited Duration Portfolio
International Securities Portfolio

                  A special meeting of the shareholders of the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio and International Securities Portfolio (each a "Fund" and collectively the "Funds") of Western Asset Trust, Inc. (the "Company") will be held on September 11, 1997 at 9:00 a.m., Pacific time, at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California to elect Directors of the Company and to transact such other business as may properly come before the meeting or any adjournment thereof.

                  You are entitled to vote at the meeting and any adjournment thereof if you owned shares in the Fund at the close of business on August 14, 1997. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

August 18, 1997                     By order of the Board of Directors
                                         of the Company,


                                         W. Curtis Livingston, III
                                         President

================================================================================
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN


          Please indicate your voting instructions on the enclosed proxy, sign and date it, and return it in the envelope provided. If you sign, date and return the proxy but give no voting instructions, your shares will be voted "FOR" the election of all nominees for Director named in the accompanying proxy statement and in the judgment of the proxyholders as to any other business that properly comes before the meeting. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your proxy promptly.
================================================================================

                            WESTERN ASSET TRUST, INC.
                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO

                           117 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91105
                               ------------------

                                 PROXY STATEMENT
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 1997

                                -----------------

                  This proxy statement is furnished to the holders of shares in the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio or International Securities Portfolio (each a "Fund" and collectively the "Funds") of Western Asset Trust, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company to be used at a special meeting of such holders to be held at 9:00 a.m., Pacific time, on Thursday, September 11, 1997, or any adjournment thereof (the "Meeting") at the offices of the Company, 117 East Colorado Boulevard, Pasadena, California, for the purpose of electing Directors of the Company. Shareholders of record at the close of business on August 14, 1997 are entitled to be present and vote at the meeting.

                  The persons named as proxyholders on the enclosed proxy will vote in accordance with your directions when your proxy is returned properly executed. If you sign, date and return the proxy but give no voting instructions, your shares will be voted to elect the nominees named herein as directors of the Company, and in the judgment of the proxyholders as to any other business that properly comes before the Meeting. You may revoke a proxy by giving another proxy to the Company. Such revocation, to be effective, must be received prior to voting at the Meeting. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

                  On the record date, August 14, 1997, there were: 4,846,797.977 shares of capital stock, $.001 par value per share, outstanding in the Core Portfolio; 2,033,208.510 shares of capital stock, $.001 par value per share, outstanding in the Intermediate Portfolio; 293,604.628 shares of capital stock, $.001 par value per share, outstanding in the Limited Duration Portfolio; and 3,133,713.633 shares of capital stock, $.001 par value per share, outstanding in the International Securities Portfolio, for a total of 10,287,324.748 shares of capital stock, $.001 par value per share, outstanding in the Company. Each holder of such shares is entitled to a number of votes equal to the number of full and fractional shares in such holder's name on the books of the Funds on the record date. The required quorum for the transaction of business at the Meeting is the presence in person or by proxy of one-third of the shareholders entitled to vote at the Meeting. Votes withheld for any nominee for director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect in the election of Directors. Similarly, broker non-votes will be counted for purposes of obtaining the quorum necessary to hold the Meeting, but are not counted in the votes for Directors.

It is estimated that proxy materials will be mailed to shareholders of record on or about August 18, 1997. Copies of each Funds' most recent Annual and Semi-Annual Report are available upon request, without charge, by writing to the Company at 117 East Colorado Boulevard, Pasadena, California 91105, Attention:
Donna Barnes, or by calling at 1-626-844-9415.

                              ELECTION OF DIRECTORS

The purpose of the Meeting is to give shareholders of the Funds an opportunity to elect the Company's Board of Directors.

The Company is not required to hold a meeting of shareholders each year and has not held meetings in recent years, in an effort to avoid the expense involved in a solicitation of proxies from its shareholders for routine purposes. A shareholder meeting is required by law before a new Director of the Company may be appointed by the Board of Directors, if after such appointment less than two thirds of the members of the Board of Directors will have been elected by the shareholders. The last shareholder meeting of the Company which included an election of Directors was held on August 3, 1990. At that time, three of the current Directors, William G. McGagh, Dr. Richard C. Gilman and Ronald L. Olson, were elected by the shareholders. A fourth Director, Norman Barker, Jr., was also elected by shareholders at the time, but resigned in April 1992 to comply with laws regulating a bank on whose Board he also sat, and was reappointed by the Board as a Director in February 1993 when those regulations became inapplicable. The Board also appointed W. Curtis Livingston, III as a Director in April 1992 to fill the seat vacated by Mr. Barker, and expanded the Board by one seat to appoint Louis A. Simpson as a Director in November 1994. The Board has nominated William E.B. Siart to fill a vacancy created by the retirement of a director, and Ronald J. Arnault to fill a vacancy created by the expansion of the Board to eight members. As mentioned above, these nominations, as well as Mr. Simpson's appointment to the Board, require a meeting of shareholders to elect the Board as proposed to be constituted.

As a result of those elections and appointments described above, less than two-thirds of the Directors had been elected by shareholders after the appointment of Mr. Simpson. A shareholders meeting should have been held at the time. This Meeting is being held to rectify that oversight and, if Mr. Simpson is elected at the Meeting, to ratify his appointment by the Board in 1994. Since then, Mr. Simpson has functioned as a Director and attended all but one of the meetings of the Board of Directors. This Meeting also provides the Fund's shareholders an opportunity to vote upon the election of all of the Company's other Directors and upon the nominations of Mr.
Siart and Mr. Arnault.

Pursuant to the Company's Bylaws, the Board has determined that the number of Directors of the Company shall be fixed at eight. It is intended that the persons named in the accompanying proxy will vote for the election to the Board of Directors, for an indefinite term, of the following eight persons, unless such authority has been withheld in the proxy: Ronald J. Arnault, Norman Barker, Jr., Dr. Richard C. Gilman, W. Curtis Livingston, III, William G. McGagh, Ronald L. Olson, William E.B. Siart and Louis A. Simpson. In the event that any of such named persons shall become unable to serve (which event is not anticipated), proxies may be voted at the meeting for the election of another person in his stead. All of the nominees have consented to being named in this proxy statement and to serve on the Board if elected. Each nominee elected as Director shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal.

In the election of Directors, those eight nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

                              NOMINEES FOR DIRECTOR

Certain information about the eight persons nominated for election as Directors of the Company is set forth in the following table. An asterisk (*) indicates directors who are interested persons of the Funds as defined in the Investment Company Act of 1940 (the "1940 Act").

NAME                               AGE                            BUSINESS EXPERIENCE
----                               ---                            -------------------
Ronald J. Arnault                  54         President of RJA Consultants (energy industry financial
                                              consulting); member, Board of Governors of The Music
                                              Center of Los Angeles and the Center Theatre Group;
                                              formerly Executive Vice President, Chief Financial Officer and Director of ARCO; Director of Vastar Resources, Inc.,
                                              ARCO Chemical Company, SunAmerica, Inc. and Brookings
                                              Institution.

Norman Barker, Jr.                 75         Director of Pacific American Income Shares, Inc., Bank
                                              Plus (holding company for Fidelity Federal Bank), ICN
                                              Pharmaceuticals, Inc. and TCW Convertible Securities Fund,
                                              Inc. (management investment company); formerly Chairman of the Board of First Interstate Bancorp.  Mr. Barker was
                                              elected as a Director in August of 1990, resigned in April of 1992, and was reappointed in February of 1993.

Dr. Richard C. Gilman(2)           74         President Emeritus of Occidental College, 1988-present;
                                              Director of Pacific American Income Shares, Inc.; formerly
                                              President and Chief Executive Officer of Occidental
                                              College.  Elected as a Director in 1990.

W. Curtis Livingston, III*(1)      54         President, Director and Chief Executive Officer of Western
                                              Asset Management Company (investment management firm and
                                              the investment adviser to the Funds), December
                                              1980-present; President, Pacific American Income Shares,
                                              Inc.  Director of Legg Mason, Inc.  Appointed as a
                                              Director in 1993.  Mr. Livingston also serves as President of the Company.

William G. McGagh(1)(2)            68         Consultant, McGagh Associates (corporate financial
                                              consulting), January 1989-present; Director of Pacific
                                              American Income Shares, Inc.; formerly Senior
                                              Vice-President, Chief Financial Officer and Director of
                                              Northrop Corporation (military aircraft).  Elected as a
                                              Director in 1990.  Mr. McGagh also serves as Chairman of
                                              the Board.

Ronald L. Olson* (2)(3)            56         Senior Partner, Munger, Tolles & Olson LLP (a law
                                              partnership); Director of Pacific American Income Shares,
                                              Inc.  Elected as a Director in 1990.

Louis A. Simpson*                  60         President and CEO Capital Operations of Government
(1)(4)                                        Employees Insurance Company (GEICO Corporation), May 1993
                                              - present; Director of Pacific American Income Shares,
                                              Inc., Potomac Electric Power Company, Potomac Capital
                                              Investment Corporation, Thompson PBE, COHR, Inc., and
                                              Salomon Inc.; formerly Vice Chairman of GEICO (1985-1993);
                                              Senior Vice President and Chief Investment Officer of GEICO
                                              (1979-1985); President and CEO of Western Asset
                                              Management Company. Appointed as a Director in 1994.

William E.B. Siart                 50         Director of Pacific American Income Shares, Inc.; Formerly
                                              Chairman (1995-1996), Chief Executive Officer (1995-1996),
                                              President (1990-1996) of First Interstate Bancorp.  Member
                                              of the Board of Trustees of the University of Southern
                                              California.

         (1) Member of the Executive Committee of the Board. When the full Board is not in session, the Executive Committee may exercise all the powers held by the Board in the management of the business and affairs of the Fund that may be lawfully exercised by the full Board, except the power to declare a dividend authorize the issuance of stock, recommend to stockholders any matter requiring stockholders' approval, amend the By-Laws, or approve any merger or share exchange which does not require shareholder approval. There was one meeting of the Executive Committee during the fiscal year ended June 30, 1997.

         (2) Member of the Audit Committee of the Board. The Audit Committee meets with the Fund's independent accountants to review the financial statements of the fund, the arrangements for special and annual audits, the adequacy of internal controls, the Fund's periodic reporting process, material contracts entered into by the Fund, the services provided by the accountants, any proposed changes in accounting practices or principles and the independence of the accountants and reports on such matters to the Board. There was one meeting of the Audit Committee during the fiscal year ended June 30, 1997.

         (3) Mr. Olson is an interested person because the law firm in which he is a partner has provided certain services to the Fund and Western Asset Management Company (the "Adviser").

         (4) Because Mr. Simpson is a Director of Salomon Inc., the parent company of a registered broker-dealer, Mr. Simpson may be an interested person.

         During the fiscal year ended June 30, 1997, there were four meetings of the Board of Directors.

         The Fund has no nominating or compensation committee.

                               EXECUTIVE OFFICERS

         Certain information with respect to the executive officers of the Company who are not also Directors is set forth in the following table:

NAME, POSITION IN               OFFICER
COMPANY, AND AGE                 SINCE                BUSINESS EXPERIENCE
----------------                 ------               -------------------
Kent E. Engel, Vice             1990                  Director and Chief Investment Officer of Western Asset Management
President, 50                                         Company, 1969-present; Vice President and Portfolio Manager of Pacific
                                                      American Income Shares, Inc.

Scott F. Grannis, Vice          1990                  Director and Economist, Western Asset Management Company, 1989-present;
President, 48                                         Vice President of Pacific American Income Shares, Inc.; formerly:
                                                      Vice-President, Leland-O'Brien Rubinstein (investment advisory firm), 1986-1989.

Ilene S. Harker, Vice           1990                  Director of Administration and Controls, Western Asset Management
President, 42                                         Company, 1978-present; Vice President, Pacific American Income Shares,
                                                      Inc., since April 1996; Formerly: Secretary of the Company and
                                                      Secretary, Pacific American Income Shares, Inc., 1993-1996.

Marie K. Karpinski, Vice        1990                  Vice-President and Treasurer of nine Legg Mason funds (open-end
President and Treasurer, 48                           investment companies); Assistant Treasurer of Pacific American Income
                                                      Shares, Inc.; Treasurer of Legg Mason Fund Adviser, Inc., March
                                                      1986-present; Vice President of Legg Mason Wood Walker, Inc.,
                                                      February 1992-present; Assistant Vice-President of Legg Mason Wood
                                                      Walker, Inc., March 1989-February 1992.

S. Kenneth Leech,               1990                  Director of Portfolio Management, Western Asset Management Company,
Vice-President, 43                                    1990-present; formerly:  Senior Trader of Greenwich Capital, 1988-1990;
                                                      Fixed Income Manager of The First Boston Corporation (holding company; stock and bond dealers), 1985-1987.

Stephen A. Walsh,               1991                  Director and Portfolio Manager, Western Asset Management Company,
Vice-President, 38                                    1991-present; formerly:  Portfolio Manager and Trader of Security
                                                      Pacific Investment Managers, Inc. (investment management company),
                                                      1989-1991.

Each executive officer holds office until his or her successor is chosen by the Board and qualified, or until his or her earlier death, resignation or removal.

                  Legg Mason Fund Adviser, Inc. (the "Administrator") serves as the administrator for the Funds. Legg Mason Wood Walker, Inc. ("LMWW") and Arroyo Seco, Inc. ("Arroyo Seco") (the "Distributors") act as distributors of the shares of the Funds. The Administrator and LMWW are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company. Arroyo Seco is a wholly owned subsidiary of the Adviser.

                                  COMPENSATION

                  Officers and Directors of the Company who are affiliated persons of the Adviser, Administrator or Distributors receive no salary or fees from the Company. Independent directors of the Company receive a fee of $2,000 annually for service as a director, and a fee of $500 per Fund for each meeting of the Board of Directors attended by him. Mr. McGagh, the Chairman of the Board, receives an additional $1,000 per year for serving in that capacity.

                  The following table provides certain information relating to the compensation of the Company's directors and senior executive officers for the fiscal year ended June 30, 1997.

                                                                             TOTAL COMPENSATION FROM
                                            AGGREGATE COMPENSATION FROM      FUNDS AND FUND COMPLEX PAID TO
NAME OF PERSON AND POSITION                 THE FUNDS*                       DIRECTORS**
=========================================   ==============================   =================================
William G. McGagh- Chairman of the Board
and Director                                $12,000.00                       $20,400.00
-----------------------------------------   ------------------------------   ---------------------------------
Dr. Richard C. Gilman - Director            $10,500.00                       $18,500.00
-----------------------------------------   ------------------------------   ---------------------------------
Ronald L. Olson - Director                  $10,500.00                       $18,600.00
-----------------------------------------   ------------------------------   ---------------------------------
W. Curtis Livingston, III -
President and Director                      None                             None
-----------------------------------------   ------------------------------   ---------------------------------
Norman Barker, Jr. - Director               $10,000.00                       $20,400.00
-----------------------------------------   ------------------------------   ---------------------------------
Louis A. Simpson - Director                 $10,500.00                       $18,600.00
-----------------------------------------   ------------------------------   ---------------------------------
Kent E. Engel - Vice President and
Portfolio Manager                           None                             None
-----------------------------------------   ------------------------------   ---------------------------------
Scott F. Grannis - Vice President           None                             None
-----------------------------------------   ------------------------------   ---------------------------------
Ilene S. Harker - Vice President            None                             None
-----------------------------------------   ------------------------------   ---------------------------------
Marie K. Karpinski - Vice
President and Treasurer                     None                             None
-----------------------------------------   ------------------------------   ---------------------------------
S. Kenneth Leech - Vice President           None                             None
-----------------------------------------   ------------------------------   ---------------------------------
Stephen A. Walsh - Vice President           None                             None
-----------------------------------------   ------------------------------   ---------------------------------

         * Represents fees paid to each director during the fiscal year ended June 30, 1997.
         ** Represents aggregate compensation paid to each director during the calendar year ended December 31, 1996.

                  The Directors and executive officers of the Company own no shares in any Fund.

                             PRINCIPAL SHAREHOLDERS

                  On the record date, the following persons were known to management of the Company to be beneficial owners of more than 5% of the outstanding shares of each Fund.

CORE PORTFOLIO

Name and Address of                          Number of             Percent
Beneficial Owner                             Shares Owned          of Class
----------------                             ------------          --------
Newspaper & Mail Deliverers                  355,992.15              7.84
41-1B 27th Street
Long Island City, NY 11101-3871

Thomson Consumer Electronics                 355,637.44              7.34
10330 N. Meridan Street
Indianapolis, IN 46290

BHP Copper                                   323,256.01              6.67
7400 N. Oracle Road, Suite 200
Tucson, AZ 85704

Houghton Mifflin Co.                         267,205.32              5.51
222 Berkley Street
Boston, MA 02116-3764

INTERMEDIATE PORTFOLIO

Name and Address of                          Number of             Percent
Beneficial Owner                             Shares Owned          of Class
----------------                             ------------          --------
Harnischfeger Industries                     349,765.86              17.20
P.O. Box 554
Milwaukee, WI 53201-0554

M.A. Hanna Master Trust                      303,461.56              14.93
200 Public Square, Suite 36-5000
Cleveland, OH 44114-2304

Allergan, Inc.                               169,503.58               8.34
2525 Dupont Drive
P.O. Box 19534
Irving, CA 92719-9534

Anne Arundel County Maryland                241,556.25               11.88
Master Trust
The Anne Arundel Center
44 Calvert Street
Annapolis, MD 21401

Harvard Industries Inc.                     160,385.06                7.89
Retirement Plan
2502 N. Rocky Point Drive, Suite 960
Tampa, FL 33807


LIMITED DURATION PORTFOLIO

Name and Address of                          Number of             Percent
Beneficial Owner                             Shares Owned          of Class
----------------                             ------------          --------
Western Michigan University                  164,981.05              56.19
1083 Seibert Administration Bldg.
Kalamazoo, MI 49008

Northwestern Trust Company                    30,773.24              10.48
1201 3rd Avenue, Suite 2000
Seattle, WA 98101-3000

University Athletic                           97,839.77              30.48
Association, Inc.
P.O. Box 14485
Gainesville, FL 32604-2485

INTERNATIONAL SECURITIES PORTFOLIO

Name and Address of                          Number of             Percent
Beneficial Owner                             Shares Owned          of Class
----------------                             ------------          --------
AT&T                                         337,046.46              10.82
One Oak Way
Berkeley Heights, NJ 07922

AT&T Long Distance                           310,057.93               9.97
One Oak Way
Berkeley Heights, NJ 07922

IBM Western                                  302,872.55               9.73
3001 Summer St.
Stamford, CT 06905

Ameritech Blazerhold & Co.                   256,617.98               8.24
225 W. Randolph St., HQ13A
Chicago, IL 80606

Lockheed Corp. Master Trust                  230,981.41               7.42
4801 Rockledge Drive
Bethesda, MD 20817

Northwest Airlines - Western                 230,025.85               7.39
Dept. A-4130
6104 Northwest Drive
St. Paul, MN 55111-3034

Florida Power & Light                        186,830.01               6.00
Group Pension
700 Universe Blvd.
Juno Beach, FL 33408-0420

Annuity Board of Southern Baptist            183,098.97               5.88
2401 Cedar Springs Road
Dallas, TX 75221-2190


                                  MISCELLANEOUS

                  The solicitation of proxies will occur primarily by mail but also may include telephone or oral communications by regular employees of the Adviser. The costs of such solicitation will be borne by the Adviser.

                  The principal executive offices of the Company, the Adviser and Arroyo Seco are located at 117 East Colorado Boulevard, Pasadena, California 91105. The address of the Administrator and LMWW is 111 South Calvert Street, Baltimore, MD 21202. Price Waterhouse LLP serves as independent public accountants to the Funds. No representative of the firm of Price Waterhouse LLP is expected to attend the Meeting.

                              SHAREHOLDER PROPOSALS

                  As allowed by Maryland law, the Funds do not intend to hold annual shareholders' meetings except where the Act requires a shareholder vote on certain matters. Under the Act, holders of 10% or more of the outstanding shares in the Company have the right to call a special meeting of holders of shares in the Company for the purpose of removing directors of the Company. In addition, holders of 25% or more of the shares in the Company entitled to vote at a meeting have the right under the Company's By-laws to call a special meeting of holders of shares by submitting a written request to the Fund at 117 East Colorado Boulevard, Pasadena, California 91105, stating the purpose of the proposed meeting and the matters to be acted upon.

                  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the attention of the Secretary of the Company at the above address. A shareholder may include with the proposal a supporting statement which (together with the proposal) should not exceed 500 words in length. Proposals should be received by the Company a reasonable time before the proxy statement for the meeting is mailed to shareholders. In order to curtail controversy as to the date on which a shareholder proposal was received by the Company, it is suggested that proponents submit proposals by Certified Mail - Return Receipt Requested.


                                 OTHER BUSINESS

                  Management knows of no business to be presented to the Meeting other than the election of directors. Should any other matter arise requiring the vote of holders of shares in any Fund, the proxyholders will vote on such matter according to their best judgment in the interests of the Fund.

August 18, 1997                     By order of the Board of Directors
                                         of the Company,


                                         W. Curtis Livingston, III
                                         President

================================================================================
    It is important that you execute, date, and return your proxy promptly.
================================================================================

                           WESTERN ASSET TRUST, INC.:
                                 CORE PORTFOLIO
                             INTERMEDIATE PORTFOLIO
                           LIMITED DURATION PORTFOLIO
                       INTERNATIONAL SECURITIES PORTFOLIO

                   PROXIES SOLICITED BY THE BOARD OF DIRECTORS

                  The undersigned, revoking any previous proxies, hereby appoint(s) Donna E. Barnes, Ilene S. Harker, and W. Curtis Livingston, III, and each of them, as attorneys, with full power of substitution, to vote all shares of the Core Portfolio, Intermediate Portfolio, Limited Duration Portfolio and International Securities Portfolio of Western Asset Trust, Inc. ("Company"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of the Company at 117 East Colorado Boulevard, Pasadena, California 91105 on September 11, 1997 at 9:00 a.m., Pacific time, and at any adjournment thereof. All powers may be exercised by a majority of said proxyholders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted for the persons described below as specified below. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

Matters to be voted upon:

To elect the eight nominees specified below as directors:              [ ] FOR all nominees       [ ] WITHHOLD
Ronald J. Arnault, Norman Barker, Jr., Dr. Richard C. Gilman, W.           listed (except as          authority to
Curtis Livingston, III, William G. McGagh, Ronald L. Olson,                marked to the              vote for all
William E.B. Siart and Louis A. Simpson. (INSTRUCTION: TO                  contrary below)            nominees
WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE
THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)

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                  IF NO SPECIFICATION IS MADE ABOVE, THE PROXY SHALL BE VOTED
FOR THE PERSONS LISTED ABOVE.

                  As to any other matter, said proxyholders shall vote in accordance with his or her best judgment in the interests of the Company.

Date: ___________________, 1997     _____________________________
                               Name of Shareholder

                                            By:__________________________

                                            Its:_________________________

NOTE: Corporate and partnership proxies should be signed by an authorized person indicating the person's title. When signing as officer, director, administrator, trustee, attorney, guardian, etc., please so indicate.

           PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE